First Quarter of Fiscal 2021 Financial Results & Strategy Update March 16, 2021 Exhibit 99.2

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, changes by the U.S. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters, and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2020, filed with the SEC on January 21, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2021, filed with the SEC on March 16, 2021, and our earnings release for the first quarter ended January 31, 2021, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 16, 2021. 2

FuelCell Energy: A Global Leader in Fuel Cell Technology – Operating Since 1969 Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology TOTAL FY 2020 REVENUE BREAKDOWN2: $70.9M Service & License Advanced Technologies Generation Product High Visibility to Recurring Revenue 1 As of the year ended October 31, 2020, except employees which is as of 1/31/2021; 2 Percentages are % of FY20 revenue 3 --

Purpose Statement 4 Enable The World To Live A Life Empowered By Clean Energy

Today’s Messages Executing against project backlog Near completion on 8.8MW of new power platforms U.S. Navy base in Groton, CT Biogas project in San Bernardino, CA Began early-stage construction for 24.5MW of projects in Yaphank, NY, Derby, CT, and with Toyota at the Port of Long Beach, CA Subsequent to the end of the quarter, entered into power purchase agreement (“PPA”) for 2.8MW project in Derby, CT; expected to add $59.4M to backlog (not included in backlog as of 1/31/2021) Strengthening financial liquidity Completed underwritten common stock offering netting proceeds of approximately $156.4M Repaid in full $87.3M under the Orion Credit Agreement Repayment in full of $21.5M owed to Enbridge under the Series 1 Preferred Shares Cash, restricted cash and equivalents at quarter end totaled $209.6M Strengthening leadership position in sustainability Operating solid oxide electrolysis platform in Danbury, CT FuelCell Energy intends to be a key solutions provider addressing major global issues with our technology portfolio: 1) Distributed Generation, 2) Distributed Hydrogen, 3) Long-Duration Hydrogen Energy Storage and Power Generation as well as Electrolysis, and 4) Carbon Capture, Sequestration and Utilization (CCSU) FuelCell Project in San Bernardino, CA SureSourceTM 1.4 MW Location: San Bernardino Municipal Wastewater District | San Bernardino, CA 5

Q1 2021 Financial Performance

First Quarter of Fiscal 2021 Highlights Revenues decreased 9% to $14.9M Prior-year quarter included $4.0M in license revenue associated with the Joint Development Agreement (“JDA”) with ExxonMobil Research and Engineering Company (“EMRE”) Generation revenues decreased 10% to $4.9M as a result of temporary shut-down of several of the Bridgeport Fuel Cell Project plants for scheduled module exchanges Loss from operations of $(14.4)M compared to $(3.1)M Operating expenses increased to $10.8M from $6.4M Administrative and Selling expenses were impacted by higher non-cash stock-based compensation expense Prior-year quarter benefited from a legal settlement of $2.2M R&D expenses increased as a result of increased spending on hydrogen commercialization initiatives Net loss of $(46.0)M compared to $(40.2)M Adjusted EBITDA of $(7.4)M compared to $(0.2)M Executing Against Our Project Backlog 7 Winter 2020 Summer 2020 FuelCell Project with CMEEC SureSourceTM 7.4 MW Location: U.S. Navy Subbase | Groton, CT Current 7

First Quarter of Fiscal 2021 Financial Performance and Backlog 8 1 Refer to reconciliation in Appendix. Progressing Powerhouse Strategy to Drive Operational Excellence

Cash, Liquidity and Project Assets 9 1 As of 1/31/21, 2 Project assets consist of capitalized costs for fuel cell projects, and excludes accumulated depreciation Improved Liquidity with Increased Unrestricted Cash to Fund Projects in Development Improved Liquidity Total cash, restricted cash, and equivalents1 of $209.6M Completed equity offering during the quarter, resulting in net proceeds to the Company of $156.4M, facilitating: Extinguishment of all amounts owed under the Orion Energy Partners credit agreement Payoff of all amounts owed under terms of the Series 1 preferred shares Lower interest expense going forward Increased flexibility for project financing Lower required restricted cash obligations Elimination of dividends on the Series 1 preferred shares Growing Project Assets Total project assets2 grew to $197.5 as of January 31, 2021, reflecting progress made against project backlog Project Assets2 ($M) $190.6 $197.5 $160.0 $39.8 1/31/2021 1/31/2021

Operational Update Continued implementation of our Powerhouse Business Strategy is our major focus 10 Continuing progress against our project backlog Awaiting third-party interconnection ahead of completion of 8.8 MW of new power platforms U.S. Navy base in Groton, CT Biogas project in San Bernardino, CA Early-stage construction for 24.5 MW of projects Toyota Project in Long Beach CA LIPA Project in Yaphank, NY Utility Project in Derby, CT Advancing development of new technologies Successfully commenced operation and testing of a prototype solid oxide electrolysis hydrogen platform in Danbury, CT Continued to advance our joint research with EMRE on fuel cell carbon capture solutions FuelCell Project with Pfizer Two SureSourceTM 3000 2.8 MW platforms Location: Groton, CT

SureSource Enabled Microgrids Provide Power Resiliency in Any Weather Powering the Grid During Normal Operation and Disconnecting from Grid During a Disturbance 11 Customer: University of California, San Diego | Location: San Diego, CA Model: SureSource 3000 | Rated Output: 2.80 MW The 2.8 MW FuelCell Energy fuel cell platform is a one of several generators comprising the UCSD microgrid.  During grid outages, the microgrid automatically disconnects from the grid and remains directly connected to provide the required campus load demand. In addition to providing power to the facility microgrid, the fuel cell also supplies waste heat to drive an absorption chiller to provide chilled water to the campus. SureSource® fuel cells have proven stability and reliability in extreme heat and prolonged cold 1 High and low temperatures experienced at site locations during which electrical output did not deviate from designed performance specifications 2 Bolded microgrid installations mentioned in the article highlight FuelCell Energy installations (emphasis added by FuelCell Energy) University of California, San Diego “Several California microgrids stand out as world-class models. These include microgrids at the University of California, San Diego; Marine Corps Air Station (MCAS) Miramar, also in San Diego; the Santa Rita Jail in Alameda County; and the Kaiser Richmond Medical Center in Contra Costa County.” 2 - Microgrid Knowledge, October 11, 2019

Building on Multi-Featured Current Technology Strengths with Next-Gen Technologies Commercializing an Advanced Clean Energy Technology Portfolio 12

Providing Flexible Hydrogen Solutions for the Global Energy Transformation 13 BLUE HYDROGEN GRID HYDROGEN GREEN HYDROGEN Carbonate Platform Capture Solid Oxide Platform TRI-GEN REP TRI-GEN | REP

Hydrogen Generation: Solid Oxide Electrolysis Cell (SOEC) Technology Competitively Advantaged to Address Promising Market Opportunities for Hydrogen 14 Technological Advantages Compact, lightweight and scalable stack design Able to export internally produced CO2 from power generation Can operate with natural gas, biogas, or hydrogen fuel Can produce hydrogen through internal reforming and electrolysis Can alternate between fuel cell and electrolysis modes in hydrogen-based energy storage systems Our Expertise System currently operating at corporate office in Danbury, CT Developing a commercial model with funding from DOE Advanced manufacturing process utilizes proprietary designs and state-of-the-art manufacturing equipment Torrington production facility and Danbury corporate headquarters and R&D facility are ISO 9001:2015 certified

Powerhouse Business Strategy: Well Positioned for LT Growth and Value Creation Disciplined Plan to Strengthen Business, Maximize Operational Efficiencies and Position Us for Growth 15 Build a Durable Financial Foundation and Enhance Financial Results Drive Operational Excellence Penetrate Significant Market Opportunities Where We Can Win Transform Strengthen Grow Enhanced liquidity: Executed public offering of common stock and at-the-market sales of common stock, improving liquidity with net proceeds during fiscal 2020 of more than $170 million at an efficient cost of capital. Executed a public offering of common stock, with net proceeds during fiscal first quarter of 2021 of more than $156 million, further improving corporate liquidity Capital structure: Continue to enhance liquidity and deliver an overall lower cost of capital with a goal of creating a capital structure that provides for more efficient financing across our platforms and subsidiaries enabled by continued deployment of our projects, advancement of our technologies, and execution of our strategy Capital deployment: Making investments that further enhance performance, advance product commercialization, reduce costs and generate targeted return on our investments Operational excellence: Executing on our project backlog; lean resource management driving rational cost management across our business Optimization of core business: Capitalizing on our core technological strengths in key project markets including biofuels, microgrids, distributed hydrogen, and carbon separation and utilization Commercial excellence: Strengthening customer relationships and building a customer-centric reputation; building our sales pipeline by increasing focus on targeted differentiated applications, product sales and geographic market and customer segment expansion Innovation: Successfully delivering extended life stack modules; expanding commercialization of new technologies including proprietary gas treatment systems, advancing hydrogen and carbon capture, utilization, and sequestration Geographic and market expansion: Targeting growth opportunities in South Korea and across Asia, Europe, United States and the Middle East Largely Completed Began in 2020 with Ongoing Efforts 2021 and Beyond

Focusing on Profitable Growth Enabled by Strengthened Financial Position 16 FUTURE GOALS Positive EBITDA Positive Free Cash Flow Deliver Returns on Invested Capital Revenue growth from commercialization of our hydrogen and carbon capture platforms, and carbon separation and utilization applications 1 2 3 4 KEYS TO BUSINESS PLAN ACHIEVEMENT Execution on project backlog & achieving key milestones Winning new business around the world Continued cost control & efficient capital deployment Commercialization of our solid oxide platforms for stationary power, electrolysis / hydrogen production and long duration energy storage Commercialization of our carbon capture platform and carbon separation application 1 As compared to results for the fiscal year ended October 31, 2019. Long Term Targets and Goals Achieve Grid Parity Pricing 5

Key Investment Highlights 17 1 2 3 4 Strengthened balance sheet with liquidity to complete project backlog and accelerate commercialization of new technologies Leadership committed to project execution, achieving financial milestones, and delivering state-of-the-art fuel cell platforms to contribute to decarbonization and global climate change mitigation Innovative technology for clean, reliable and scalable distributed baseload power, distributed hydrogen, long-duration storage and carbon capture, separation and utilization Progressing on our path of execution to Transform, Strengthen and Grow the organization for long-term success 5 A Leader in Sustainability and Environmental Stewardship with our technology platform solutions

Q&A

Appendix

GAAP to Non-GAAP Reconciliation 20 These supplemental non-GAAP measures are provided to assist readers in determining operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items such as the legal settlement recorded during the first quarter of fiscal 2020, which are considered either non-cash or non-recurring. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Includes depreciation and amortization on our Generation portfolio of $4.4 million and $3.3 million for the three months ended January 31, 2021 and 2020, respectively. Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations. The Company received a legal settlement of $2.2 million during the three months ended January 31, 2020, which was recorded as an offset to administrative and selling expenses.

FuelCell Energy Operating Portfolio and Project Backlog Overview 21 Refers to FCEL fiscal quarter (1) (1)